UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2007

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2007, Answerthink, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the third fiscal quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this current report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On September 24, 2007, Answerthink issued a press release announcing a $5.0 million increase in the size of the Company’s share repurchase program authorization to $35.0 million. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

Date: October 30, 2007	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Answerthink Inc., dated October 30, 2007.

99.2	Press Release of Answerthink, Inc., dated September 24, 2007.